                                                                  EXHIBIT 10.17

                    WHOLE PURCHASE AND ASSUMPTION AGREEMENT


                 THIS WHOLE PURCHASE AND ASSUMPTION AGREEMENT
("Agreement") dated as of April 29, 1994, is made and entered into by and between the Resolution Trust Corporation, in its capacity as receiver of the failed savings association referred to in Paragraph 1(b) below (in such capacity, the "Receiver") and Pan American Bank, FSB, a federal savings bank organized under the laws of the United States of America and having its principal place of business in San Mateo, California (the "Assuming Institution").

                                   RECITALS

    A. Pursuant to Section 5(d) of the Home Owners' Loan Act, as amended, 12 U.S.C. Section 1464(d), the Office of Thrift Supervision has closed the savings association referred to in Paragraph 1(b) below (the "Failed Association") and has appointed the Resolution Trust Corporation as receiver of the Failed Association.

    B. The Receiver has determined pursuant to Section 11(d) (2) (G) of the Federal Deposit Insurance Act, as amended (the "FDI Act"), 12 U.S.C. Section 1821(d)(2)(G), that it is appropriate and necessary to transfer certain assets and liabilities of the Failed Association to the Assuming Institution.

    C. The Chief Executive Officer of the Resolution Trust Corporation has determined (i) pursuant to Sections 13(c)(2)(B) and 13(K)(1)(A)(i) or the FDI Act, 12 U.S.C. Sections 1823(c)(2)(B) and 1823(k)(l)(A)(i), that severe financial conditions threaten the stability of a significant number of insured savings associations and of insured savings associations possessing significant financial resources, and that the risk to the Resolution Trust Corporation in its corporate capacity (in such capacity, the "Corporation") posed by the Failed Association would be lessened if the Corporation approves the transfer to the Assuming Institution of certain assets and liabilities of the Failed Association and if the Corporation provides assistance to the Assuming Institution to facilitate such transfer, and (ii) pursuant to Section 13(c)(4)(A) of the FDI Act, as amended, 12 U.S.C. Section 1823(c)(4)(A), that the exercise of the Corporation's authority under subsections (c), (d), (f), (h), (i), or (k) of
Section 13 of the FDI Act, as amended, 12 U.S.C. Section 1823, in providing assistance pursuant to the Agreement is necessary to meet the obligation of the Corporation to provide insurance coverage for the insured deposits in such Failed

Association and the total amount of the expenditures by, and the obligations incurred by, the Corporation in connection with the exercise of any such authority is the least costly to the deposit insurance fund of all possible methods for meeting that obligation.

    D. The parties intend that such transfer be made on the terms and conditions set forth in the RTC's Standard Purchase and Assumption Terms and Conditions (Theta version dated July 26, 1993) (the "Standard Terms") as herein supplemented, modified or amended.

    NOW, THEREFORE, in consideration of the mutual promises herein set forth and other valuable consideration, the Receiver and the Assuming Institution agree as follows:

    1.   Certain Defined Terms   As used in this Agreement, the following terms
         ---------------------
shall have the following meanings:

         (a) "Association Closing" shall mean the close of business of the
              -------------------
Failed Association on April 29, 1994.

         (b) "Failed Association" shall mean Pan American Federal Savings Bank,
              ------------------
formerly a federal savings association under the Home Owners' Loan Act, as amended, 12 U.S.C. Section 1461, et seg., and having its principal place of
                                 -------
business in San Mateo, California, which was closed pursuant to Order No. ____ of the Office of Thrift Supervision.

         (c) "Premium" shall mean a premium in the amount of $808,000.00.
              -------

         (d) "Pro Rata Share" shall have-the meaning set forth in Section 1.52,
              --------------
Alternative A of the Standard Terms.

         (e) "Related Agreements" shall mean the Indemnity Agreement and the
              ------------------
following minority assistance documents: (i) Application for Interim Capital Assistance dated September 7, 1993 submitted by Pan American Bank FSB and Pan American Financial, Inc.; (ii) Minority Ownership Affidavit dated September 7, 1993 submitted by Pan American Bank, FSB and Pan American Financial, Inc. (iii) Interim Capital Assistance Agreement dated April 29, 1994 made and entered into by Pan American Financial, Inc., Pan American Bank, FSB and the Resolution Trust Corporation, in its corporate capacity; (iv) Stock Pledge Agreement dated April 29, 1994 made between Pan American Financial, Inc. and the Resolution Trust Corporation in its corporate capacity; (v) Promissory Note made by Pan American Financial, Inc. dated April 29, 1994 in the amount of six million nine hundred thirty thousand dollars ($6,930,000.00); (vi) Stock Power executed in blank by Pan American Financial, Inc. with

Signature Guarantee; and (vii) Interim Capital Assistance Agreement Officer's Certificate dated April 29, 1994 signed by the Chairman of the Board of Pan American Financial, Inc. and Pan American Bank, FSB.

    2.   Purchase and Assumption.  On the terms and conditions set forth in the
         -----------------------
Standard Terms, incorporated herein by this reference, in each case as the Standard Terms are herein supplemented, modified or amended,

         (a) the Assuming Institution hereby assumes, and agrees to pay, perform and discharge, all of the liabilities described in Section 2.1 of the Standard Terms,

         (b) the Receiver hereby sells, assigns, transfers, conveys and delivers to the Assuming Institution, and the Assuming Institution hereby purchases and accepts from the Receiver, all right, title and interest of the Receiver in and to all of the assets described in Section 3.1 of the Standard Terms,

         (c) the Receiver hereby sells, assigns, transfers, conveys and delivers to the Assuming Institution, and the Assuming Institution hereby purchases and accepts from the Receiver, all right, title and interest of the Receiver in and to each business described in Section 4.2 of the Standard Terms,

         (d) the Receiver hereby grants to the Assuming Institution each option described in Section 4.1, Section 4.3, Section 4.4 and Section 4.5 of the Standard Terms, and

         (e) the Receiver and the Assuming Institution each hereby agree to be bound by all of the other terms and conditions set forth in the Standard Terms.

    3.   Alternative and Optional Provisions.  For purposes of this Agreement,
         -----------------------------------
the Standard Terms are hereby supplemented, modified or amended as follows:

         (a) Deposits.  The transfer of Deposits under Paragraph 2(a) above
             --------
shall include all of the Deposits (other than Withheld Deposits) of the Failed Association, as provided in Section 2.1, Alternative A of the Standard Terms. The definition of "Insured Deposit" in Section 1.33 of the Standard Terms, clause (f) in the definition of "Withheld Deposit" in Section 1.67 of the Standard Terms, clause (v) of Section 3.5(a) of the Standard Terms, and Section

7.2(b) of the Standard Terms are hereby deleted in their entirety and reserved.

         (b) Description of Schedule A Assets.  Assets transferring under
             --------------------------------
Section 3.1(h) of the Standard Terms are described on Schedule A by reference to the Failed Association's ledger account titles or specific asset identification codes as shown on the Failed Association's Books as of Association Closing, as provided in Section 3.2(c), Alternative A of the Standard Terms. As set forth in
Section 3.2(c) of the Standard Terms, if no putback period is specified in Schedule A for an asset portfolio, the Assuming Institution must notify the Receiver within thirty (30) days of Association Closing of any misclassified assets in such asset portfolio for which the Assuming Institution requests reclassification.

         (c) Credit Card Business.  The Assuming Institution shall neither
             --------------------
acquire nor obtain an option to acquire the Failed Association's credit card business. Section 4.2(a) (iv) of the Standard Terms is hereby deleted in its entirety and reserved.

         (d) Mortgage Loan Servicing.  The Assuming Institution shall neither
             -----------------------
acquire nor obtain an option to acquire the Failed Association's mortgage loan servicing business. Section 4.2(a)(v), Section 4.2(d) and the bracketed material in Section 4.2(b) and Section 11.6 of the Standard Terms are hereby deleted in their entirety and reserved.

         (e) Consideration.  As consideration for the assets, putback rights and
             -------------
purchase options acquired by the Assuming Institution pursuant to this Agreement, and in order to provide to the Assuming Institution assets equal to the liabilities assumed under this Agreement, the Receiver shall pay to the Assuming Institution the amount specified in Section 6.1, Alternative A of the Standard Terms.

         (f) Businesses Engaged in Through Certain Subsidiaries.  The first
             --------------------------------------------------
sentence of Section 4.4 of the Standard Terms is hereby modified to read: "The Receiver hereby grants to the Assuming Institution an exclusive option for the period set forth below to purchase all of the Receiver's right, title and interest in and to all (but not less than all) capital stock of any Subsidiary of the Failed Association listed on Schedule G, at the percentage of Book Value as of Association Closing set forth on Schedule G." The remaining provisions of
Section 4.4 of the Standard Terms shall remain unmodified.

    4.   Additional Representation.  In addition to the representations and
         -------------------------
warranties set forth in Article XI of the Standard Terms, the Assuming Institution represents and warrants to the Receiver that it has received and reviewed a copy of the Standard Terms.

    5.   Notices.  As provided in Section 12.7 of the Standard Terms, addresses
         -------
for notices shall be as follows:


Receiver
--------

Resolution Trust Corporation
Receiver of Pan American Federal Savings Bank
Room 424
801 17th Street, N.W.
Washington, D.C.  20434-0001

Attention:  H. Ronald Hoch
          Director, Office of Field Resolutions

with a copy to:
--------------

Resolution Trust Corporation
Receiver of Pan American Federal Savings Bank
P.0. Box 6210
Newport Beach, CA    92658-6210

Attention:  Assistant General Counsel (RTC)

(for express mail delivery  only:  4000 MacArthur Boulevard Newport Beach, CA
                           92660)

Resolution Trust Corporation
Receiver of Pan American Federal Savings Bank
P. 0. Box 6220
Newport Beach, CA  92658-6220

Attention:  Claims/Settlements

(for express mail delivery  only:  4000 MacArthur Boulevard Newport Beach, CA
                           92660)

and further additional copies to such Resolution Trust
Corporation offices as the Receiver may reasonably request from time to time,

Assuming Institution
--------------------

Pan American Bank, FSB
1300 South El Camino Real
P.O. Box 2079
San Mateo, California  94402

Attention:  Lawrence J. Grill, President

with a copy to:

Pan American Financial, Inc.
c/o Bastion Capital
1999 Avenue of the Stars, Suite 2800
Los Angeles, California  90067

Attention:  Mr. Guillermo Bron

    6.   Schedules.  The following schedules contemplated by the Standard Terms
         ---------
are attached hereto and incorporated herein by this reference:

         Schedule A      Certain Other Assets
         Schedule A-l    Certain Investment Grade Securities and
                            Government-Backed Mortgage Securities
         Schedule B      Certain First Mortgage Loans
         Schedule C      PSA Expected Prepayment Rates
         Schedule D      Certain Derivative Mortgage Securities
         Schedule E      Other Excluded Assets
         Schedule F      Certain Services Provided by the Failed Association
         Schedule G      Certain Subsidiaries
         Schedule H      Certain Services Provided to the Failed Association
         Schedule I      Other Withheld Deposits

    7.   GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS UNDER
         -------------
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE FEDERAL LAW OF THE UNITED STATES OF AMERICA AND, IN THE ABSENCE OF CONTROLLING FEDERAL LAW, IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

RESOLUTION TRUST CORPORATION AS
RECEIVER OF PAN AMERICAN FEDERAL SAVINGS BANK
SAN MATEO, CALIFORNIA

                                        Attest:

By: /s/ [SIGNATURE ILLEGIBLE]           /s/ [SIGNATURE ILLEGIBLE]
   ---------------------------          -----------------------------


PAN AMERICAN BANK, FSB
SAN MATEO, CALIFORNIA

                                        Attest:

By: /s/ GUILLERMO BRON                  /s/ LAWRENCE J. GRILL
   ---------------------------          -----------------------------

PAN AMERICAN FEDERAL SAVINGS BANK
SAN MATEO CALIFORNIA

                                  SCHEDULE A
            CERTAIN OTHER ASSETS TRANSFERRED UNDER P & A AGREEMENT

                             Includes                (In Thousands)
                           Delinquent               Estimated Principal               Yield/Price     Yield/Price       Acquiror
Title of Asset Portfolio     and/or      Advances   Balance to Acquiror   Put Period  As of Closing  As of Closing    Will Purchase
                           Charge-off(s)  Allowed      (A:s of 03/31/93)   (90 Days)  Whole Portfolio "Selected Asset    Yes/No
      (1)                      (2)          (3)                 (4)           (5)            (6)            (7)          (8)
------------------------  -------------  --------   --------------------  ---------- ---------------- --------------- -------------
FIRST MORTGAGES-FIXED RATE:      Neither   No          $14,328               90        FNMA+279.8b.p.   FNMA+279.8 b.p.   Yes
                                                                                                                       -----------

                               Delinquent  No          $ 1,203               90          78.128%            96%           Yes
                                                                                                                       -----------

FIRST MORTGAGES-VARIABLE RATE:   Neither   No          $48,102               90          92.711%            98%           Yes
                                                                                                                       -----------

                               Delinquent  No          $ 2,733               90          80.010%            96%           Yes
                                                                                                                       -----------

JUNIOR MORTGAGE LOANS/OLI        Both      No          $   279               60          91.190%           N/A            Yes
                                                                                                                       -----------

CONSUMER LOANS/OLI:
Closed-End:
1. Mobile Home Loan:             Both      No          $     2               60          97.000%           N/A            Yes
                                                                                                                       -----------

ALL OTHER LOANS/OLI:
Mortgage Loans:
1.5 or More Dwelling Units       Neither   No          $33,553               90          89.357%            98%           Yes
Non-Residential:                                                                                                       -----------


2. Office Buildings              Neither   No          $ 8,643               90          89.174             96%           Yes
                                                                                                                       -----------

3. Warehouse Buildings           Neither   No          $ 4,187               90          85.945             96%           Yes
                                                                                                                       -----------

4. Restaurants/Bars              Neither   No          $ 1,038               90          89.353             96%           Yes
                                                                                                                       -----------


Open-End:

1.   Revolving Loans Secured by 1-4 Dwelling Units
2.   Loans made pursuant to Credit Card Plans
3.   Loans made pursuant to Overdraft Protection Plans
4.   ________________

ALL OTHER LOANS/OTHER LOAN INTERESTS:

MORTGAGE LOANS:

1.   Construction
2.   5 or More Dwelling Units
3.   Non-Residential
4.   Land
5.   ________________

NONMORTGAGE LOANS:

1.   Commercial
2.   ________________

MORTGAGE SERVICING BUSINESS

  Title of                              Description of Asset Portfolio
  Asset Portfolio             (Ledger accounts/specific asset identification
codes)
      (1)                                         (1)
--------------------------------------------------------------------------------

FIRST MORTGAGE LOANS/OTHER LOAN
INTERESTS - FIXED RATE:

FIRST MORTGAGE LOANS/OTHER LOAN
INTERESTS - VARIABLE RATE:

JUNIOR MORTGAGE LOANS/OTHER LOAN
INTERESTS:

CONSUMER LOANS/OTHER LOAN
INTERESTS:

CLOSED-END:

1.   Home Improvement Loans
2.   Education Loans
3.   Auto Loans
4.   Mobile Home Loans
5.   ________________

OPEN-END:

1.   Revolving Loans Secured by 1-4 Dwelling Units
2.   Loans made pursuant to Credit Card Plans
3.   Loans made pursuant to Overdraft Protection Plans
4.   ________________

ALL OTHER LOANS/OTHER LOAN
INTERESTS:

MORTGAGE LOANS:

1.   Construction
2.   5 or More Dwelling Units
3.   Non-Residential
4.   Land
5.   ________________

NONMORTGAGE LOANS:

1.   Commercial
2.   ________________

MORTGAGE SERVICING BUSINESS

Footnotes to Schedule A:

(1) The asset portfolio titles in Column 1 are for convenience only and shall not affect the determination of which assets are transferred to the Assuming Institution. The actual composition of each portfolio is determined by reference to ledger accounts and/or specific asset identification codes on the Failed Association's Books and Records as of the date specified in Agreement (i.e., the Alternative and Optional Provision Sections in Exhibit A, B, or C to the Standard Terms) as detailed in Column 2 of Schedule A. The Assuming Institution shall purchase all assets in each of the asset portfolios described in Column 2 of Schedule A, subject to adjustment and/or reclassification as set forth in Section 3.2 of the Standard Terms; provided, however, that notwithstanding anything to
                            -----------------
     the contrary contained herein, these asset portfolios do not include any assets which are transferred under Section 3.1(a)-3.1(g) or which are excluded under Section 3.6. Unless otherwise expressly provided herein, the unfunded portion of any loans listed or described on this Schedule A and wholly unfunded loans are not transferred to the Assuming Institution.'

(2)  NEITHER:            Asset portfolio does NOT include either Delinquent or
                         wholly charged-off (as of Association Closing) assets.
     Delinquent:         Asset portfolio includes Delinquent assets, but NOT any
                         asset that is wholly charged off the Books of the Failed Association as of Association Closing.
     Both:               Asset portfolio includes both Delinquent AND wholly
                         charged-off (as of Association Closing) assets.

(3) "Yes" - An advance of funds or credit with respect to any Loan or Other Loan Interest in this asset portfolio will not be deemed a "Disqualifying Event" if such advance is made in accordance with Section 1.18(b)(i) and
     (ii) of the Standard Terms.

     "No" - Any advance of funds or credit with respect to any Loan or Other Loan Interest in this asset portfolio will be deemed a "Disqualifying Event" in accordance with Section 1.18 of the Standard Terms.

(4) Book Value indicated is an estimate only. Actual Book Value and composition of this asset portfolio as of Association Closing may differ due to generation of new loans, prepayments, change in delinquency status, maturities and the like, and is subject to adjustment as set forth in
     Article VII of the Standard Terms. Mortgage Servicing Business-Figure provided is an estimate of the unpaid principal balance of the loans serviced for others.

(5)  "No Put"-No put option available for this asset portfolio.

(6) For assets passing at the Book Value Purchase Price, this column indicates the applicable percentage of Book Value; for assets passing at the Mortgage Purchase Price, this column indicates the applicable additional yield requirement. If the mortgage servicing business is being offered, this column indicates the applicable percentage of the principal balance of loans serviced for others. See definitions of "Book Value Purchase Price"
                                ---
     and "Mortgage Purchase Price" in Article I of the Standard Terms; see also
                                                                       --- ----
     Section 4.2(a)(v) of the Standard Terms regarding the mortgage servicing business.

(7) "N/A"-- Not available. The option to choose selected assets from this asset portfolio is not available. The Assuming Institution may either keep the entire portfolio at the "whole portfolio" price, or exercise its put option, in which case ALL assets in this portfolio must be put back to the Receiver. See Section 3.1(h) and Section 3.2(b) of the Standard Terms.
               ---
                                       6